UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 13, 2021
Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity:  0001787490
BANK 2019-BNK21
(Exact name of issuing entity)

Central Index Key Number of the registrant:  0001005007
Banc of America Merrill Lynch Commercial Mortgage Inc.
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor:  0001541557
Morgan Stanley Mortgage Capital Holdings LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001102113
Bank of America, National Association
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0000740906
Wells Fargo Bank, National Association
(Exact name of sponsor as specified in its charter)

New York	333-228375-02	38-4128706 38-4128707 38-7235580
(State or other jurisdiction of incorporation of issuing entity)	(Commission File Number of issuing entity)	(I.R.S. Employer Identification Numbers)

c/o Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, MD 21045
(Address of principal executive offices of the issuing entity)

(980) 388-7451
Registrant's Telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised Financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01 Other Events.

The Tower at Burbank Mortgage Loan and the NKX Multifamily Portfolio Mortgage Loan, which constituted approximately 5.9% and 2.6%, respectively, of the asset pool of the issuing entity as of its cut-off date, are each an asset of the issuing entity and are each part of a loan combination that is being serviced and administered under the pooling and servicing agreement, dated as of September 1, 2019 relating to BANK 2019-BNK20 filed as Exhibit 4.2 to the registrant’s Current Report on Form 8-K filed on October 23, 2019 (the “BANK 2019-BNK20 PSA”).  Pursuant to Section 7.01(d) of the BANK 2019-BNK20 PSA, Midland Loan Services, a Division of PNC Bank, National Association, a national banking association, was removed as special servicer of The Tower at Burbank Mortgage Loan and the NKX Multifamily Portfolio Mortgage Loan and LNR Partners, LLC (“LNR”), a Florida limited liability company, was appointed as the successor special servicer of The Tower at Burbank Mortgage Loan and the NKX Multifamily Portfolio Mortgage Loan under the BANK 2019-BNK20 PSA.

In the interest of transaction management, this Current Report on Form 8-K is being filed to record that, effective as of July 13, 2021, The Tower at Burbank Mortgage Loan and the NKX Multifamily Portfolio Mortgage Loan will be specially serviced, if necessary, pursuant to the BANK 2019-BNK20 PSA, by LNR.  The principal executive offices of LNR are located at 1601 Washington Avenue, Suite 700, Miami Beach, Florida 33139 and its telephone number is (305) 695-5600.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Banc of America Merrill Lynch Commercial Mortgage Inc.
(Depositor)

/s/ Leland F. Bunch III
Leland F. Bunch III, President and Chief Executive Officer

Date:  July 13, 2021